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                                                                Exhibit 10.36(b)


                    List of Contents of Exhibits and Annexes
                     to the World Minerals Credit Agreement


                            Exhibits
                            --------

           Exhibit A        Form of Alleghany Subordination Agreement
           Exhibit B        Form of Assignment and Acceptance
           Exhibit C        Celite Guaranty Agreement
           Exhibit D        Celite Pledge Agreement
           Exhibit D-1      Celite Mexico Pledge Agreement
           Exhibit E        Holdings Pledge Agreement
           Exhibit F        Pledge Agreement
           Exhibit G        Form of Revolving Credit Note
           Exhibit H        Form of Term Loan Note
           Exhibit I        Letter of Credit Application
           Exhibit J        Letter of Credit Application
           Exhibit K        Form of Notice of Borrowing


                            Annexes
                            -------

           Annex I          The Banks
           Annex II         Financing Documents
           Annex III        Financials
           Annex IV         List of Material Subsidiaries
           Annex V          List of Jurisdictions